                                                                   EXHIBIT 10.29

================================================================================






                                WARRANT AGREEMENT

                                     Between

                           OPTIMARK TECHNOLOGIES, INC.

                                       and

                           KNIGHT/TRIMARK GROUP, INC.

                          Dated as of October 27, 1999




================================================================================

                                                 TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.        Purchase and Sale of Warrants...................................................................1
         1.01     Authorization and Issuance of Warrant Stock and Warrants........................................1
         1.02     Issuance of the Warrants........................................................................1
         1.03     Purchase for Investor's Account.................................................................3

SECTION 2         Adjustments.....................................................................................4
         2.01     Subdivisions and Combinations...................................................................4
         2.02     Issuance of Common Stock, Other Securities, Rights or Obligations...............................4
         2.03     Superseding Adjustment..........................................................................5
         2.04     Other Provisions Applicable to Adjustments......................................................6
         2.05     Merger, Consolidation or Disposition of Assets..................................................6
         2.06     No Adjustment Necessary.........................................................................6
         2.07     Notice of Adjustments...........................................................................7

SECTION 3.        Representations and Warranties..................................................................7
         3.01     Existence; Qualification........................................................................7
         3.02     No Breach.......................................................................................7
         3.03     Corporate Action................................................................................7
         3.04     Approvals.......................................................................................7
         3.05     Capitalization..................................................................................8
         3.06     Private Offering................................................................................8
         3.07     Litigation......................................................................................8
         3.08     Brokers.........................................................................................8

SECTION 4.        Covenants.......................................................................................8
         4.01     Transfers Generally; Standstill.................................................................8
         4.02     OTS Pricing.....................................................................................9
         4.03     Right of the Investor to Designate Director.....................................................9
         4.04     Change in Control of the Investor..............................................................10
         4.05     Call Rights....................................................................................10
         4.06     Access to Information..........................................................................10
         4.07     Restrictive Legends............................................................................11
         4.08     Registration Rights............................................................................11
         4.09     Cooperation....................................................................................11

SECTION 5.        Definitions....................................................................................12
         5.01     Definitions....................................................................................12

SECTION 6.        Miscellaneous..................................................................................15
         6.01     Public Announcements...........................................................................15
         6.02     Waiver.........................................................................................15
         6.03     Notices........................................................................................15
         6.04     Expenses.......................................................................................16




                                      (ii)

         6.05     Amendments.....................................................................................16
         6.06     No Assignment; Binding Effect..................................................................16
         6.07     Survival.......................................................................................17
         6.08     Specific Performance...........................................................................17
         6.09     Captions.......................................................................................17
         6.10     Counterparts...................................................................................17
         6.11     Governing Law..................................................................................17
         6.12     Severability...................................................................................17
         6.13     Entire Agreement...............................................................................17
         6.14     No Third Party Beneficiary.....................................................................18
         6.15     Termination....................................................................................18
         6.16     Confidentiality................................................................................18
         6.17     Dispute Resolution.............................................................................18


SCHEDULES

Schedule 1        Number of Stock Units
Schedule 2        Warrant Exercise Price
Schedule 3        Issuer Capitalization

ANNEX 1 - FORM OF WARRANT

ANNEX 2 - REGISTRATION RIGHTS IN FAVOR OF INVESTOR

ANNEX 3 - REGISTRATION RIGHTS IN FAVOR OF ISSUER

          WARRANT AGREEMENT dated as of October 27, 1999 between OPTIMARK TECHNOLOGIES, INC., a company duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), and KNIGHT/TRIMARK GROUP, INC., a company duly organized and validly existing under the laws of the State of Delaware (the "Investor").

          WHEREAS, the Investor intends to use the OTS (as defined below) to enter profiles for the purpose of executing trades in securities;

          WHEREAS, in order to encourage the Investor to use the OTS to execute trades in securities, the Issuer proposes to issue warrants to purchase common stock of the Issuer.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Purchase and Sale of Warrants.

          1.01 Authorization and Issuance of Warrant Stock and Warrants. The Issuer has authorized: (a) the issuance of the Warrants evidenced by warrant certificates in the form of Annex 1; and (b) the issuance of, and shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury, such number of shares of Common Stock as shall be necessary to permit the Issuer to comply with its obligations to issue shares of Common Stock pursuant to the Warrants.

          1.02   Issuance of the Warrants.

          (a)    On the Closing Date, the Issuer shall issue to the Investor
(i) if the Tranche A Warrant has vested, the Tranche A Warrant; (ii) if the Tranche B Warrant has vested, the Tranche B Warrant; (iii) if the Tranche C1 Warrant has vested, the Tranche C1 Warrant; (iv) if the Tranche C2 Warrant has vested, the Tranche C2 Warrant; and (v) if the Tranche C3 Warrant has vested, the Tranche C3 Warrant. The number of Stock Units covered by each Warrant shall be determined in accordance with Schedule 1, and the Exercise Price for each Warrant shall be determined in accordance with Schedule 2. The Issuer shall deliver to the Investor a single certificate for each Warrant, registered in the name of the Investor, with the number of Stock Units and the Exercise Price appropriately completed in accordance with the preceding sentence.

          (b) If between the Closing Date and the third anniversary of the Effective Date the Issuer issues any additional shares of Common Stock on exercise of the Existing Warrants, the Issuer shall issue to the Investor an additional Warrant of each Tranche theretofore issued covering a number of Stock Units such that the total number of Stock Units covered by the Warrants of that Tranche will equal the number of Stock Units covered by the original Warrant of that Tranche multiplied by a fraction the numerator of which is the Adjusted Base Amount for that Tranche recomputed to reflect additional shares of Common Stock issued on exercise of Existing Warrants and the denominator of which is the Adjusted Base Amount used originally to calculate the number of Stock Units covered by the original Warrant for such Tranche.

       (c)    For purposes of this Section 1.02:

          The Tranche A Warrant shall vest immediately if at the end of any day on or prior to the first anniversary of the Effective Date the total number of Investor Executions shall exceed 1.25 billion.

          The Tranche B Warrant shall vest immediately if at the end of any day within 18 months after the Effective Date the total number of Investor Executions shall exceed the Tranche A Reference Amount by at least 5 billion.

          The Tranche C1 Warrant shall vest immediately if at the end of any day within 30 months after the Effective Date the total number of Investor Executions shall exceed the Tranche B Reference Amount by at least 15 billion. Notwithstanding the foregoing, if on the day 30 months after the Effective Date the number of Investor Executions in excess of the Tranche B Reference amount is less than 15 billion but is at least 13 billion, the Tranche C1 Warrant shall be deemed to have vested, but the number of Stock Units covered thereby shall be reduced in accordance with Schedule 1.

          The Tranche C2 Warrant shall vest immediately if at the end of any day within 30 months after the Effective Date the total number of Investor Executions shall exceed the Tranche C Reference Amount by at least 2.5 billion. The Tranche C2 Warrant shall not vest if the Tranche A Warrant has vested.

          The Tranche C3 Warrant shall vest immediately if at the end of any day within 30 months after the Effective Date the total number of Investor Executions shall exceed the Tranche C Reference Amount by at least 5 billion. The Tranche C3 Warrant shall not vest if the Tranche B Warrant has vested.

          "Tranche A Reference Amount" means the lesser of 1.25 billion or the amount of Investor Executions within the first 12 months from the Effective Date.

          "Tranche B Reference Amount" means the lesser of 6.25 billion or the amount of Investor Executions within the first 18 months from the Effective Date.

          "Tranche C Reference Amount" means the number of Investor Executions required for the Tranche C1 Warrant to vest.

          (d) As promptly as practicable and in any event no later than 15 days after the end of each month ending after the Effective Date hereof and before the Closing Date, the Issuer will deliver to the Investor a certificate specifying the total number of Investor Executions through such date and the percent of OTI Executions during the current vesting time period represented by Investor Executions. The Investor may, at any time, designate an accounting firm, in the manner described below, to review the data in the Investor's certificate, as well as interim determinations with respect to the vesting of Warrants, the number of Stock Units covered by each Warrant and the Exercise Price for each Warrant as of the applicable period (such data and determinations, the "Interim Determinations").

          In addition, no later than two Business Days after the end of the 30-month period following the Effective Date, the Issuer will deliver to the Investor a final computation specifying the number of Warrants, if any, to be issued pursuant to this Agreement, the number of Stock Units covered by each Warrant and the Exercise Price for each Warrant (the "Final Computation"). The Final Computation shall be conclusive and binding upon the parties unless by the fifth Business Day following delivery thereof the Investor gives written notice of its disagreement with the Final Computation to the Issuer. In the event of such a notice, the Issuer and the Investor shall seek in good faith to resolve any differences with respect to the Final Computation within 30 days following the Investor's notice of disagreement. If within this period the parties cannot do so, the Investor shall appoint an accounting firm to review the Final Computation.

          The Investor and the Issuer shall agree upon the procedures to be used by the accounting firm in making any Interim Determinations and the Final Computation. If the Investor and Issuer cannot agree upon the procedures to be used by the accounting firm for any Interim Determination or the Final Computation, then the procedures will be settled by arbitration pursuant to
Section 6.17. Any determination of the accounting firm shall be final, binding and conclusive. The accounting firm will be instructed to make its determination within 30 days. The accounting firm shall be one of the "Big Five" firms which has not performed services for the Investor or its Affiliates within the past three years and is not currently contemplated to perform services for the Investor or its Affiliates, and shall be independent with respect to the Investor and its Affiliates under the rules of the American Institute of Certified Public Accountants and the Commission. The Issuer will provide the accounting firm with access, upon reasonable prior notice and during normal business hours, to its books and records, but only to the extent that such access does not unreasonably interfere with the business and operations of the Issuer and its Subsidiaries or violate any law, order, contract or license applicable to the Issuer or any Subsidiary or by which any of their respective assets or properties is bound. In no event will the accounting firm be permitted access to user profiles or the identity of Persons entering them or to information concerning the operation of the matching engine. The accounting firm must agree to be bound by the provisions of Section 6.16. The accounting firm's expenses will be paid by the Investor unless the accounting firm's review results in, (i) in the case of the Final Computation, an increase in the number of Warrants vested or the amount of Stock Units covered thereby or a decrease in the Exercise Price of any Warrant, or (ii) in the case of an Interim Determination, one that as to any item thereof is at least 5% more favorable to the Investor than as determined by the Issuer, in which cases the accounting firm's expenses will be paid by the Issuer.

          1.03 Purchase for Investor's Account. The Investor represents and warrants to the Issuer as follows:

          (a) The Investor is purchasing and shall purchase the Warrants and the Warrant Stock for investment for its own account, without a view to the distribution thereof.

          (b) The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          SECTION 2 Adjustments.

          2.01 Subdivisions and Combinations. If at any time after the date of this Agreement the Issuer shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

          (b) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event (or if the event occurs before the Closing Date, immediately upon issuance of the Warrants) the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted so as to equal the number of shares of Warrant Stock which such holder would have been entitled to receive if such holder had exercised the Warrants immediately prior to the occurrence of such event.

          2.02    Issuance of Common Stock, Other Securities, Rights or
Obligations.

          (a) In case at any time after the date of this Agreement the Issuer
(i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock, Options or Convertible Securities or (B) shall otherwise (except as provided in Section 2.01) issue or sell any such shares, Options or Convertible Securities to all its stockholders and (ii) the consideration per share for which Common Stock is deliverable upon such purchase or upon exercise of such Options or conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the issuance of or subscription for such shares, Options or Convertible Securities, plus (in the case of Options or Convertible Securities) the minimum aggregate amount of consideration (if any) payable to the Issuer upon such exercise, conversion or exchange, by (y) the total maximum number of shares of Common Stock to be issued or necessary to effect the exercise, conversion or exchange of all such Options or Convertible Securities) shall be less than the Fair Market Value per share of Common Stock on such record date or sale or issuance date, as the case may be, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted (at the time or if the Warrants have not yet been issued, immediately upon issuance) to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the total maximum number of shares of Common Stock outstanding after giving effect to the issuance of such shares or the assumed exercise or conversion of all such Options or Convertible Securities and all the Issuer's outstanding Options and Convertible Securities other than the Existing Warrants and (B) the Fair Market Value per share of Common Stock determined immediately before such date and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding immediately before such date assuming the exercise or conversion of all the Issuer's outstanding Options and Convertible Securities other than the Existing Warrants and (2) the Fair Market Value per share of the Common Stock determined immediately before such date and (B) the aggregate consideration per share (determined as set forth in subsection (ii)(x) and (y) above) for which Common Stock is so issuable or is deliverable upon exercise, conversion or exchange of such Options or Convertible Securities.

          (b)   Aggregate consideration for purposes of the preceding clause
(B) shall be determined as follows: In case any shares, Options or Convertible Securities shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer (determined as set forth in subsection (ii)(x) and (y) above) therefor, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such shares, Options or Convertible Securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor (determined as set forth in subsection (ii)(x) and (y) above) shall be deemed to be the fair value of such consideration as determined by the Board, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith.

          2.03 Superseding Adjustment. If, at any time after any adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall have been made on the basis of the issuance of any Options or Convertible Securities pursuant to Section 2.02:

          (a) the Options shall expire prior to exercise or the right to convert or exchange any such Convertible Securities shall terminate; or

          (b) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such Options or Convertible Securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution;


such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such Options or Convertible Securities with respect to shares of Common Stock on the basis of

                (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Options or Convertible Securities as having been issued on the date or dates of such exercise, conversion or exchange and for the consideration actually received and receivable therefore, and

                (B) treating any such Options or Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such Options or
Convertible Securities.

To the extent called for by the foregoing provisions of this Section 2.03 on the basis aforesaid, a new adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall be made, determined using the Fair Market Value used at the time of the original determination, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          2.04 Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock comprising a Stock Unit:

          (a) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer shall be deemed to be an issuance thereof for purposes of this Section 2.

          (b) In computing adjustments under this Section 2, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

          (c) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          2.05 Merger, Consolidation or Disposition of Assets. If the Issuer shall merge or consolidate with another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring corporation or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then a Stock Unit shall thereafter comprise the amount that would have been received by the holder of such a Stock Unit in such merger, consolidation or disposition of assets. In case of any such merger, consolidation or disposition of assets, the successor or acquiring corporation (and any Affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement and the Warrants to be performed and observed by the Issuer and all of the obligations and liabilities hereunder and thereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section. The foregoing provisions shall similarly apply to successive mergers, consolidations and dispositions of assets.

          2.06 No Adjustment Necessary. Anything to the contrary herein notwithstanding, no adjustment to the number of shares of Warrant Stock comprising a Stock

Unit shall be made as a result of, or in connection with, the exercise, conversion or exchange of any Option or Convertible Security.

          2.07 Notice of Adjustments. Whenever the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted pursuant to this Agreement, the Issuer shall forthwith, and in any event within 10 days, obtain a certificate signed by the Issuer's chief financial officer or other officer at the time performing the chief financial officer's functions, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock comprising a Stock Unit, after giving effect to such adjustment or change. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each holder of Warrants. The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of Warrants.


          SECTION 3. Representations and Warranties. Each party represents and warrants to the other as follows (it being understood by the parties hereto that it is the explicit intent of each party that it is making no representation and warranty whatsoever, express or implied, except those representations and warranties contained in this Section 3):

          3.01 Existence; Qualification. It is duly organized, validly existing and in good standing under the laws of the State of Delaware. It is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in every jurisdiction where the failure to be so qualified would have a material adverse effect on its business, financial condition, operations, assets, prospects, liabilities or capitalization taken as a whole and has all requisite corporate power and authority to transact its business as now conducted in all such jurisdictions.

          3.02 No Breach. The execution, delivery and performance of this Agreement and the Warrants by it and the consummation by it of the transactions contemplated hereby and thereby will not (a) violate its certificate of incorporation or by-laws or any other instrument or document of organization or governance, (b) violate, or result in a breach of or default under, any other material instrument or agreement to which it is a party or is bound, (c) violate any judgment, order, injunction, decree or award against or binding upon it, (d) result in the creation of any material Lien upon any of its properties or assets, or (e) violate any law, rule or regulation relating to it.

          3.03 Corporate Action. It has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Warrants; the execution, delivery and performance by it of this Agreement and the Warrants have been duly authorized by all necessary action (including all shareholder action); and this Agreement has been and (in the case of the Issuer) the Warrants shall be duly executed and delivered by it and constitute (or will constitute its) legal, valid and binding obligations, enforceable against it in accordance with their respective terms.

          3.04 Approvals. Except for any required filings and actions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, no authorizations, approvals or consents of, and no filings or registrations with, any

Governmental Authority or any other Person are necessary for the execution, delivery or performance by it of this Agreement or the Warrants or for the validity or enforceability thereof, except where the failure to obtain any such approval, authorization or consent or to make any such filing or registration could not reasonably be expected to adversely affect its ability to consummate the transactions contemplated by this Agreement.

          3.05 Capitalization. Issuer represents that Schedule 3 hereto correctly sets forth the class and number of equity interests of the Issuer on the date hereof. Except as specified therein, the Issuer does not have outstanding any Convertible Securities or Options, nor does it have outstanding any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, Options or Convertible Securities. The Warrant Stock initially covered by the Warrants has been duly and validly authorized and shall, when paid for, issued and delivered in accordance with the Warrants, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Shareholder.

          3.06 Private Offering. Issuer represents that assuming the truth and accuracy of the Investor's representations and warranties contained in
Section 1.03, the issuance and sale of the Warrants to the Investor hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

          3.07 Litigation. There is no action, suit, proceeding or investigation pending or, to the best of its knowledge after due inquiry, threatened against it before any Governmental Authority seeking to enjoin the transactions contemplated by this Agreement or the Warrants.

          3.08 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by it directly without the intervention of any Person on its behalf in such manner as to give rise to any valid claim by any Person against the other party for a finder's fee, brokerage commission or similar payment.

          SECTION 4. Covenants.

          4.01 Transfers Generally; Standstill. (a) The Investor agrees and acknowledges that it will not, directly or indirectly, offer, sell, assign, pledge, encumber or otherwise transfer any interest in any Warrants or Warrant Stock, except (i) to any Person that would be a Subsidiary of Knight/Trimark Group, Inc., substituting "80%" for "50%" in the definition of Subsidiary, or a Person that owns all the Investor's stock and the stock of which has been designated as a National Market Security in Nasdaq or is listed for trading on The New York Stock Exchange or the American Stock Exchange, provided in either case that such Person has agreed to be bound by all the provisions of this Agreement, and (ii) in a registered public offering pursuant to the rights granted in Section 4.08, provided, that to the Investor's knowledge after due inquiry, no purchaser in such offering will following such purchase beneficially own with its Affiliates, directly or indirectly, more than 1% of the Common Stock. Any transfer in violation of this paragraph will be void.

          (b) Other than with respect to the Warrants and Warrant Stock, the Investor will not, and will not permit any of its Affiliates to, directly or indirectly (i) acquire or agree, offer, seek or propose (whether publicly or otherwise) to acquire ownership (including but not limited to beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of (x) the Issuer or any of its Subsidiaries or any of their respective assets or businesses, (y) any securities issued by the Issuer or any of its Subsidiaries or (z) any rights or options to acquire such ownership, in each case including from a Person other than the Issuer, whether by means of a negotiated purchase or securities or assets, tender or exchange offer, merger or other business combination, recapitalization, restructuring or other extraordinary transaction, (ii) engage in any "solicitation" of "proxies" (as such terms are used in the proxy rules (whether or not the Issuer is subject to such rules) promulgated under the Exchange Act, but disregarding clause (iv) of Rule 14a-1(1)(2) but including any exempt solicitation pursuant to Rule 14a-2(b)(1) or (2), or form, join or in any way participate in a "group" (as defined under the Exchange Act), with respect to any securities issued by the Issuer or any of its Subsidiaries, (iii) otherwise seek or propose to influence or control the Board, management or policies of the Issuer (other than as described in Section 4.03), (iv) take any action that could reasonably be expected to require the Issuer to make a public announcement regarding any of the types of matters referred to in clause (i),
(ii) or (iii) above, or (v) enter into any discussions, negotiations, agreements, arrangements or understandings with, or assist or encourage, any third party with respect to any of the foregoing.

          (c) Each party agrees that, from the date hereof until one year following the termination of this Agreement, neither it nor any of its Affiliates will solicit to employ or employ any Person who within the preceding six months was an officer or employee of the other or any of its Subsidiaries unless the employment of such officer or employee was terminated by the other or such Subsidiary or such officer or employee resigns voluntarily without solicitation.

          4.02 OTS Pricing. The Issuer shall set the OTS execution fees on Investor Executions monthly at the lowest price then available to any OTS user designated as an NASD Member (as such term is defined in public pricing information of OTS).

          4.03 Right of the Investor to Designate Director. (a) The Issuer shall use its best efforts as soon as practicable after the date of this Agreement to appoint to the Board one Person designated by the Investor (the "Investor Director"); provided, that such Investor Director shall be designated from among a panel of three persons that shall include Messrs. Kenneth D. Pasternak, John G. Hewitt and Walter F. Raquet while they are directors or employees of the Investor or any of its Affiliates, and may include other individuals chosen by the Investor from among its directors or senior executives with the consent of the Issuer (which it may not unreasonably withhold) (the "Investor Representatives"). The Investor Director shall participate directly in all Board activities, rather than by means of an alternate. The Investor Director position may be rotated among the Investor Representatives after the then current Investor Director has served a minimum term of one year. No Person shall be or remain eligible to serve as the Investor Director unless such Person is and remains a senior executive or director of the Issuer or one of its Affiliates. Should any Person appointed to the Board as an Investor Director cease to serve in such capacity for any reason, including by means of voluntary resignation, other than as a result of death, ceasing to be employed by or a director of the Investor or any of its

Affiliates or incapacity, the Investor shall have no right to designate a successor to such Investor Director until the end of such Investor Director's one-year term.

          (b) The right of the Investor to designate an Investor Director shall terminate at any time after the date 30 months from the Effective Date if the number of shares of Common Stock beneficially owned by the Investor, including any shares of Common Stock obtainable by the Investor upon exercise of the Warrants, does not exceed 2.5% of the total outstanding voting stock of the Issuer, assuming exercise of all Options and Convertible Securities (other than Existing Warrants).

          4.04 Change in Control of the Investor. In the event of a Change in Control of the Investor (as defined below), this Agreement shall terminate, all Warrants shall be void and the Issuer shall have the rights described in
Section 4.05 below; provided, however, that Sections 4.01, 4.07, 6.01 and 6.16 shall survive such termination. "Change in Control of the Investor" shall mean
(i) the acquisition by a single Person or "group" (as defined under the Exchange
Act) of more than 50% of the equity of the Investor or (ii) a merger, consolidation, combination or sale of all or substantially all of the assets of the Investor, unless immediately following such transaction a majority of the successor entity's voting power is owned by Persons who immediately before such transaction were stockholders of the Investor.

          4.05 Call Rights. (a) In the event of a Change in Control of the Investor, the Issuer shall have the right to purchase (the "Call Right") any or all of the securities issued by the Issuer or its Subsidiaries and held by the Investor or its Affiliates. The Investor shall immediately notify the Issuer of the occurrence of such a Change in Control of the Investor. The Issuer may assign the Call Right in whole or in part to a third party.

          (b) The Issuer may exercise a Call Right by delivering an irrevocable notice to the Investor indicating that the Issuer wishes to purchase the Warrant Stock specified in such notice (a "Call Notice"). The Call Notice must be given within 90 days following the giving of the notice referred to in paragraph (a) of this Section.

          (c) The purchase and sale of the Warrant Stock pursuant to a Call Right shall be consummated on a date selected by the Issuer on at least 10 days' prior written notice thereof, which such date shall be not more than 90 days following the Investor's receipt of the Call Notice. The Issuer shall purchase from the Investor or such Affiliates, and the Investor and such Affiliates shall sell to the Issuer, the securities being purchased free and clear of all Liens, at a price equal to the Fair Market Value of the securities being purchased. Payment of the purchase price for the Warrant Stock so purchased by the Issuer shall be made by wire transfer in immediately available funds or by surrender to the Investor of shares of Investor common stock used to pay the exercise price of the Warrants valued at their Fair Market Value on the date of surrender against delivery of the securities appropriately endorsed and accompanied by signature guarantees.

          4.06 Access to Information. (a) By its acceptance hereof, the Investor acknowledges the opportunity to have reviewed the financial statements of the Issuer and otherwise to have obtained such information concerning the business and financial status and prospects of the Issuer as the Investor desired.

          (b) Prior to any exercise or contemplated exercise of the Warrants, the Investor shall be entitled to review current financial statements of the Issuer, to inquire of management as to the Issuer's business and financial status and prospects, and to review other non-confidential information that may be available to the Issuer without undue effort or expense.

          4.07 Restrictive Legends. The certificates for the Warrants and each certificate for any Warrant Stock issued upon exercise of any Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 27, 1999 (THE "WARRANT AGREEMENT"), BETWEEN OPTIMARK TECHNOLOGIES INC., A DELAWARE CORPORATION (THE "ISSUER"), AND KNIGHT/TRIMARK GROUP, INC., A DELAWARE CORPORATION (THE "INVESTOR"), AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO ACTIONS WITH REGARD TO THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH TERMS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

          4.08 Registration Rights. The Investor and the Issuer shall have the rights and shall be subject to the duties specified in Annex 2 and Annex 3.

          4.09 Cooperation. The Investor and the Issuer shall proceed diligently and in good faith to ensure that the Investor will have in place all documentation, systems and user interfaces needed to enter profiles in the OTS, as soon as reasonably practicable after the date hereof.

          SECTION 5. Definitions.

          5.01 Definitions. As used herein, the following terms shall have the following meanings (all terms defined in this Section 5 or in other provisions of this Agreement in the singular are to have the same meanings when used in the plural and vice versa):

          "Adjusted Base Amount" shall have the meaning assigned to such term in
Schedule 1.

          "Affiliate" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Board" shall mean the Board of Directors of the Issuer.

          "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

          "Call Notice" shall have the meaning assigned to such term in Section 4.05.

          "Call Right" shall mean the right of the Issuer to purchase Warrant Stock pursuant to, and in accordance with, Section 4.05.

          "Closing Date" shall mean the date five Business Days after the day that is 30 months after the Effective Date, or the date that is one Business Day after the determination of the accounting firm relating to the Final Computation under Section 1.02(d).

          "Commission" shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act and/or the Exchange Act.

          "Common Stock" shall mean the Common Stock of the Issuer, par value $0.01 per share, or any other common stock or other securities receivable thereon, or into which the Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or disposition of assets by, the Issuer.

          "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative thereto.

          "Convertible Securities" shall mean evidences of indebtedness, interests or other securities or rights which are exchangeable for or exercisable or convertible into shares of Common Stock either immediately or upon the arrival of a specified date or the occurrence of a specified event.

          "Effective Date" shall mean the later of (i) the date on which the Nasdaq 100 is available for trading in the OTS or (ii) the day when Knight Securities, L.P. and Trimark

Securities, Inc. have in place all documentation, systems and user interfaces needed to enter profiles in the OTS, as notified by the Investor to the Issuer, but in any event no later than December 31, 1999.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Exercise Price" shall be determined pursuant to Schedule 2 hereto and shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

          "Existing Warrants" shall mean (i) the warrant in favor of The Pacific Exchange, Incorporated dated August 27, 1996; (ii) the warrant in favor of The Chicago Board Options Exchange, Incorporated dated December 31, 1996; (iii) the warrant in favor of Virginia Surety Company, Inc. dated April 23, 1998; (iv) the warrant in favor of Transamerica Business Credit Corporation dated June 19, 1998; (v) the warrant in favor of Francis X. Egan dated August 24, 1998; (vi) the warrants in favor of The Nasdaq Stock Market, Inc. issued pursuant to the Warrant Agreement dated September 1, 1998; (vii) the warrant in favor of Ramsey Beirne, L.L.C. dated November 2, 1998 and (viii) the warrant in favor of BIOS Group, L.P. dated January 27, 1999.

          "Expiration Date" shall have the meaning assigned to such term in form of the Warrant attached as Annex 1 hereto.

          "Fair Market Value" on any day shall mean, for the Common Stock, the market price for the last trading day before such date. The "market price" for each such trading day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets. The Fair Market Value of (i) the Common Stock if there is not a market price for such day and (ii) any other security or property shall be as determined in good faith by the Board.

          "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, monetary or administrative powers or functions of or pertaining to government.

          "Holder" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of this Agreement.

          "include" and "including" shall be construed as if followed by the phrase "without being limited to".

          "Investor" shall have the meaning assigned to such term in the preamble of this Agreement.

          "Investor Executions" shall mean the OTI Executions resulting from profiles entered by the Investor.

          "Investor Director" shall have the meaning assigned to it in Section 4.03.

          "Investor Representatives" shall have the meaning assigned to it in
Section 4.03.

          "Issuer" shall have the meaning assigned to such term in the preamble of this Agreement.

          "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

          "Option" shall mean any warrant, option or other right to subscribe for or purchase shares of Common Stock or Convertible Securities.

          "OTI Executions" shall mean executions on or after the Effective Date, measured by the number of shares involved, resulting from buy and sell profiles which are entered into, matched through and reported out of the OTS using OTS Facilities.

          "OTS" shall mean Optimark Trading System.

          "OTS Facility" means The Pacific Exchange Application, the Nasdaq Stock Exchange Application and any other U.S. exchange facility using the OTS for listed securities and OTC equity trading.

          "Person" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shareholder" shall mean any Person who directly or indirectly owns any shares of Common Stock (including Warrant Stock).

          "Stock Unit" shall mean one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 2.

          "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Issuer.

          "Warrant" and "Warrants" shall mean a Warrant originally issued by the Issuer pursuant to this Agreement, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

          "Warrant Stock" shall mean all shares of Common Stock issuable upon exercise of a Warrant.

          SECTION 6. Miscellaneous.



          6.01 Public Announcements. Neither the Issuer nor the Investor will issue or make any reports, statements or releases to the public with respect to this Agreement or the transactions contemplated hereby without (i) furnishing to the other a draft thereof as much in advance as possible and (ii) obtaining the consent of the other, which consent shall not be unreasonably withheld. If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. The Issuer and the Investor will also obtain the other's prior approval of any press release to be issued immediately following the date hereof announcing the transactions contemplated by this Agreement.

          6.02 Waiver. No failure on the part of any party hereto to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrants preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          6.03 Notices. (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing,

          (i)  if to the Issuer:

          Optimark Technologies, Inc.
          10 Exchange Place Center
          Jersey City, NJ  07302

          Attention:  Paul I. Kasnetz
          Vice President-Finance and Administration
          Telephone No.:  201/536-7049
          Fax No.:  201/946-9435
          with a copy to:

          James G. Rickards
          Senior Vice President and General Counsel
          Telephone No.: 201/536-7112
          Fax No.: 201/499-1228

          (ii) if to the Investor:

          Knight/Trimark Group, Inc.
          525 Washington Boulevard
          Newport Tower, 29th floor
          Jersey City, NJ  07310

          Attention: Robert I. Turner
          Telephone No.: 201/557-6845
          Fax No.:    201/557-6853

          with a copy to:

          Michael T. Dorsey
          Senior Vice President and General Counsel
          Telephone No.:  201/557-6910
          Fax No.:    201/557-6922

          All such notices, requests and other communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon receipt.

          6.04 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution, closing and performance of this Agreement and the transactions contemplated hereby.

          6.05 Amendments. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Issuer and the Investor.

          6.06 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law and except that the Investor may assign its rights hereunder to a Subsidiary or parent to which it has transferred Warrants or Warrant Shares in accordance with
Section 4.01(a). Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          6.07 Survival. All representations and warranties made by either party herein shall be considered to have been relied upon by the other party and shall survive the issuance of the Warrants or the Warrant Stock and the issuance of any Investor common stock in relation thereto, regardless of any investigation made by or on behalf of the other.

          6.08 Specific Performance. Damages in the event of breach of this Agreement by the Investor or the Issuer would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Investor and the Issuer, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and the Investor and the Issuer hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Investor or the Issuer from pursuing any other rights and remedies at law or in equity which it may have.

          6.09 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

          6.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New Jersey without giving effect to the conflicts of law principles thereof, except to the extent that New Jersey conflicts of laws principles would apply the Delaware General Corporation Law to matters relating to corporations organized thereunder.

          6.12 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          6.13 Entire Agreement. This Agreement (including the Schedules and Annexes hereto) supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrants contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          6.14 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

          6.15 Termination. This Agreement shall terminate on the date that is 30 months following the Effective Date unless Warrants have vested. Thereafter, there shall be no obligations or liabilities on the part of the parties hereunder, except that Sections 6.04 and 6.16 will continue to apply following such termination.

          6.16 Confidentiality. Each party hereto will hold, and will use its best efforts to cause its Affiliates, to hold, in strict confidence from any Person (other than any such Affiliate), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental Authorities) or by other requirements of law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such Affiliate in connection with this Agreement or the transactions contemplated hereby, and shall use such documents and information solely for purposes relating to the transactions contemplated by this Agreement, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential. In the event this Agreement terminates, upon the request of the other party, each party hereto will, and will cause its Affiliates to, promptly (and in no event later than five Business Days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information.

          6.17 Dispute Resolution. The parties hereto agree that any dispute arising out of, or in connection with, the execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (a "Dispute") shall be settled by arbitration, which shall be conducted in New York, New York pursuant to the then prevailing rules of the American Arbitration Association ("AAA") by a panel of three arbitrators of the AAA (the "Board of Arbitration") acceptable to each party. Each of the Issuer, on the one hand, and the Investor, on the other hand, shall select one member and the third member shall be selected by mutual agreement of the other members. If the other members fail to reach agreement on a third member within 30 days after their selection, the parties shall jointly request the AAA to designate, in accordance with AAA rules, a third member. The parties agree to facilitate the arbitration by (a) making available to one another and to the Board of Arbitration for inspection and extraction all documents, books, records, and personnel under their control or under the control of a person controlling or controlled by such party if determined by the Board of Arbitration for inspection and extraction all documents, books, records, and personnel under their control or under the control of a person controlling or controlled by such party if determined by the Board of Arbitration to be relevant to the dispute,
(b) conducting arbitration hearings to the greatest extent possible on successive business days and (c) using their best efforts to observe the time periods established by the rules of the AAA or by the Board of Arbitration for the submission of evidence and briefs. The decision of the Board of Arbitration shall be final, binding and not subject to further review, and judgment on the award of the Board of Arbitration may be entered in and enforced by any court having jurisdiction over the parties or their assets. Any costs incurred in conducting the arbitration shall be borne by the non-prevailing (as determined by the Board of Arbitration) party. Notwithstanding the provisions of this
Section 6.17, with respect to any Dispute that would come within the subject matter jurisdiction of the Delaware Chancery Court, any party shall be entitled to equitable relief in that court without regard to this Section 6.17, both parties submitting to the exclusive jurisdiction thereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                                        OPTIMARK TECHNOLOGIES, INC.


                                            By:  /s/   Phillip J. Riese
                                                 Chief Executive Officer




                                        KNIGHT/TRIMARK GROUP, INC.


                                            By:  /s/   Robert Turner
                                                 Executive Vice President, CFO
                                                 & Treasurer

                                   Schedule 1




Number of Stock Units covered by each Tranche shall    (Adjusted Base/1-% to be owned) -Adjusted Base -
   be determined as follows:                           Stock Units covered by previously vested Warrants

where "% to be owned" is the sum of the following      Tranche A Warrant and Tranche C2 Warrant = .05
amounts for each Warrant that vests or has             Tranche B Warrant, Tranche C1 Warrant and Tranche
previously vested:                                     C3 Warrant = .10

where Adjusted Base Amount for each Warrant =           77,943,145 + the number of shares issued on
                                                        exercise of Existing Warrants between the date of
                                                        this Agreement and the date 30 months after the
                                                        Effective Date (disregarding any antidilution
                                                        adjustments).


Reductions in Tranche C1 Warrant in accordance with Section 1.02(c) of the
Agreement:

                                                                       Tranche C1 Warrant will cover
            Investor Executions in excess of                            this percent of Stock Units
               Tranche B Reference Amount                                   as determined above
               -------------------------                                    -------------------
    13 billion or more but less than 14 billion                                 20%
    14 billion or more but less than 14.5 billion                               40%
    14.5 billion or more but less than 15 billion                               80%

                                   Schedule 2


                                 Exercise Price


                                       Time Period Within Which Warrant Vests

    Investor Executions as a
    percent of OTI Executions
  during the applicable vesting
time period, measured at time of
             vesting                       1-12 Months                13-18 Months                19-30 Months
---------------------------------- --------------------------- --------------------------- ----------------------------
                                   Tranche A             $9
                                   Tranche B             $7    Tranche B              $8
           50% or more             Tranche C             $6    Tranche C              $7   Tranche C $9
---------------------------------- --------------------------- --------------------------- ----------------------------
                                   Tranche A             $7
                                   Tranche B             $5    Tranche B              $6
 25% or more (but less than 50%)   Tranche C             $4    Tranche C              $5   Tranche C $7
---------------------------------- --------------------------- --------------------------- ----------------------------
                                   Tranche A             $5
                                   Tranche B             $3    Tranche B              $4
 10% or more (but less than 25%)   Tranche C             $3    Tranche C              $4   Tranche C $5
---------------------------------- --------------------------- --------------------------- ----------------------------
                                   Tranche A             $2
                                   Tranche B             $2    Tranche B              $3
 5% or more (but less than 10%)    Tranche C             $2    Tranche C              $2   Tranche C $3
---------------------------------- --------------------------- --------------------------- ----------------------------

References to Tranche C include Tranche C1 Warrants, Tranche C2 Warrants and Tranche C3 Warrants.

     Notwithstanding the foregoing table, the exercise price of all Warrants that vest within an applicable time period specified above shall be the lowest exercise price of any Warrant that vested in that period.

                                                Schedule 3


                                          Issuer Capitalization

Common Stock
------------
Voting Common                                                              35,713,057
Non-Voting Common                                                             740,000
                                                                           ----------
Total Outstanding Common                                                   36,453,057

Preferred Stock (as if converted)

Series A Preferred*                                                        12,888,272
Series B Preferred                                                         11,000,000
Series C Preferred                                                          8,250,000
Series D Preferred                                                            250,000
                                                                           ----------
Total Preferred Stock                                                      32,388,272

Total Outstanding Shares                                                   68,841,329
                                                                           ----------
Warrants (1)                                                               15,169,328

Options/Other Warrants (2)                                                  9,101,816
                                                                           ----------
Total Fully Diluted Shares                                                 93,112,473
                                                                           ==========

*      excludes 1,000,000 shares held in treasury

(1) includes Nasdaq, Virginia Surety, CBOE, Egan, Pacific Exchange, Bios and Transamerica.

(2)    includes granted and to be granted to employees.

                                                                         Annex 1
                                                                              to
                                                               Warrant Agreement


                                [Form of Warrant]



                                     WARRANT



          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 27, 1999 (THE "WARRANT AGREEMENT"), BETWEEN OPTIMARK TECHNOLOGIES, INC., A DELAWARE CORPORATION (THE "ISSUER") AND KNIGHT/TRIMARK GROUP, INC., A DELAWARE CORPORATION (THE "INVESTOR"), AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO ACTIONS WITH REGARD TO THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH TERMS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. of Stock Units Covered Hereby: __                      Warrant No. ________

                                     WARRANT

                           to Purchase Common Stock of

                           OPTIMARK TECHNOLOGIES, INC.


          THIS IS TO CERTIFY THAT Knight/Trimark Group, Inc. (the "Holder"), is entitled to purchase in whole or in part from Optimark Technologies, Inc., a Delaware corporation (the "Issuer"), on ________ __, 2002 [third anniversary of Effective Date] (the "Expiration Date"), ____ Stock Units (as hereinafter defined and subject to adjustment as provided herein) at a purchase price of $____ per Stock Unit (the "Exercise Price"), subject to the terms and conditions hereinbelow provided. "Stock Unit" shall mean one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 2 of the Warrant Agreement. "Common Stock" shall mean the voting Common Stock of the Issuer, par value $.01 per share, or any other common stock or other securities receivable thereon, or into which the Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or deposition of assets by, the Issuer.

          This Warrant was issued under a Warrant Agreement dated as of October 27, 1999 between the Issuer and the Investor and is subject to the terms thereof. All capitalized terms unless otherwise defined herein shall have the meanings set forth in the Warrant Agreement.

          On the Expiration Date, until 5:00 p.m., New York time, the Holder may exercise this Warrant, in whole or in part, by delivering to the Issuer,

          (a) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased (the "Exercise Notice");

          (b) payment of the aggregate Exercise Price for the number of Stock Units as to which this Warrant is being exercised (payable as set forth below); and

          (c) this Warrant.

          The Exercise Price shall be payable by any combination of the following: (a) cash or by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to the account of the Issuer, (b) delivery of this Warrant Certificate to the Issuer for cancellation in accordance with the following formula: in exchange for each Stock Unit issuable on exercise of this Warrant that is being purchased, the holder shall receive such number of Stock Units as is equal to the product of
(i) the number of Stock Units issuable upon exercise of the Warrant being purchased at such time multiplied by (ii) a fraction, the numerator or which is the Fair Market Value per Stock Unit at such time minus the Exercise Price per Stock Unit at such time, and the denominator of which is the Fair Market Value per

Stock Unit at such time and (c) subject to satisfaction of all applicable regulatory requirements, an amount of duly authorized, validly issued, fully paid, non-assessable shares of Investor voting common stock, free and clear of all Liens, the issuance of which to the Issuer has been registered under the Securities Act and (to the extent necessary) applicable state securities laws, equal to the quotient of (i) the product of (x) the Exercise Price and (y) the number of Stock Units to be purchased divided by (ii) the average closing price per share of Investor common stock for the 30-trading-day period ending the day prior to the issuance of such Investor common stock. If at any time or from time to time during this 30-day period the Investor shall take any action affecting its common stock, including, but not limited to, by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up or distribution to shareholders or any other change in the Investor's share capital, the number of Investor common shares resulting from application of this formula shall be equitably adjusted to reflect such event. Notwithstanding the foregoing, if the Common Stock is listed on The New York Stock Exchange or the American Stock Exchange, or is designated as a national market security in Nasdaq at the time of such exercise, the Exercise Price may be payable in shares of Investor voting common stock which have not been registered, and the Issuer shall have registration rights as provided in Annex 3 to the Warrant Agreement. The Exercise Price may not be paid in shares of the Investor's stock if the Issuer is or would as a result thereof become either (A) an Affiliate of the Investor or (B) together with its Affiliates, the owner of more than 5% of the Investor's voting common stock.

          The Exercise Notice shall be substantially in the form of Annex A hereto. Upon receipt thereof and satisfaction of the other conditions to exercise specified above, the Issuer shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of shares of Warrant Stock and other securities issuable upon such exercise and any other property to which such Holder is entitled.

          The certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of Warrant Stock, including, to the extent permitted by law, the right to vote Warrant Stock or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid, and all taxes required to be paid by the Holder, if any, prior to the issuance of Stock Units have been paid.

          The Issuer shall not be required to issue a fractional share of Warrant Stock upon exercise of this Warrant. As to any fraction of a share of Warrant Stock which the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Fair Market Value per share of Common Stock on the date of exercise.

          Upon a Change in Control of the Investor, this Warrant shall expire.

          THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY.

          IN WITNESS WHEREOF, the Issuer has duly executed this Warrant.



Dated:                2002
       ---------- --,
                                       OPTIMARK TECHNOLOGIES, INC.


                                       By ______________________________
                                           Name:
                                           Title:


Attest:

-------------------------------
Secretary

7
                                                                         Annex A
                                                                              to
                                                                         Warrant


                                FORM OF EXERCISE

                (To be executed by the registered holder hereof)


          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of [ ] Stock Units of OPTIMARK TECHNOLOGIES, INC., a Delaware corporation, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant, and requests that certificates for the shares of Common Stock be issued in accordance with the instructions given below.

                  Dated:
                         ------------------

                  --------------------------------
                  (Signature of Registered Holder)



                  Instructions for issuance and
                  registration of Common Stock:

                  --------------------------------
                  Name of Registered Holder
                  (please print)

                  Social Security or Other Identifying
                  Number:
                          -------------------------
                  Please deliver certificate to
                  the following address:



                  ------------------------------------
                           Street

                  -------------------------------------
                           City, State and Zip Code